Exhibit 10.190

                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT (this "Agreement") made as of this 4th day of November, 1999 by and among CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("CMI"), CHANCELLOR OF ABINGTON, INC., a Delaware corporation ("COAI") and CHANCELLOR SENIOR HOUSING GROUP, INC., a Delaware corporation ("CSHG"; together with COAI, the "Chancellor Entities").

                               W I T N E S S E T H

      WHEREAS, the Chancellor Entities and CMI, on behalf of the Chancellor Entities, have entered into certain Purchase and Sale Agreements, Ground Leases, Offers to Purchase and Offers to Lease described on Exhibit A attached hereto (collectively, as amended to date, the "Purchase Agreements") to acquire or lease certain parcels of land more particularly described therein (collectively, the "Properties"); and

      WHEREAS, the Chancellor Entities and CMI, on behalf of the Chancellor Entities, have, in connection with its potential acquisition and development of the Properties, performed certain due diligence, including, without limitation, title review, environmental studies, surveys, and engineering studies (the "Due Diligence"); and

      WHEREAS, the Chancellor Entities desire to assign their rights and obligations under the Purchase Agreements to CMI and CMI desires to assume such rights and obligations; and

      WHEREAS, the Chancellor Entities desire to transfer to CMI, and CMI desires to acquire from the Chancellor Entities, all of the Chancellor Entities' right, title and interest in, to and under any and all materials prepared by or for CSHG with respect to the Due Diligence (the "Due Diligence Materials"), including, without limitation, the materials identified on Exhibit B attached hereto.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. In consideration of $3,124,723, paid this day by CMI, the Chancellor Entities hereby assign, set over and transfer unto CMI to have and to hold from and after the date hereof, all of the right, title and interest of the Chancellor Entities in, to and under (a) the Purchase Agreements and the Properties, and (b) the Due Diligence Materials, and CMI hereby accepts the within assignment and assumes and agrees with the Chancellor Entities, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Purchase Agreements to be performed on the part of the Chancellor Entities thereunder from and after the date hereof.

      2. Upon the disposition of the Purchase Agreements and/or the Properties by CMI to a third party, any variance in Actual Net Sale Proceeds (hereinafter defined) from the Estimated Net Sale Proceeds set forth on Exhibit C hereto for each Purchase Agreement or Property shall be allocated as set forth on Exhibit C. "Actual Net Sale Proceeds" shall mean the sale proceeds received by CMI net of
            (a) the amounts for such Purchase Agreement/Property set forth on Exhibit D, and (b) all usual and customary closing costs (including, without limitation, brokerage fees, attorneys fees, transfer taxes and recording fees) incurred in connection with such disposition.

      3. The Chancellor Entities each hereby warrant and represent that (a) the Purchase Agreements are in full force and effect, (b) the Chancellor Entities have not received any notice of default with respect to the Purchase Agreements, except as has been previously disclosed to CMI, (c) true, correct and complete copies of the Purchase Agreements have, prior to the date hereof, been delivered to CMI, and (d) Assignor has obtained any and all consents needed in connection with the matters contemplated hereby, including, without limitation, any and all consents required under the Purchase Agreements.

      4. CMI hereby acknowledges and agrees that the Due Diligence Materials are conveyed by the Chancellor Entities without any representation or warranty of any kind the Chancellor Entities.

      5. The Chancellor Entities each hereby covenant and agree to take such further actions as CMI deems reasonably necessary to enable CMI to receive the benefits contemplated by this Agreement.

      6. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CMI and the Chancellor Entities.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


                                    CHANCELLOR SENIOR HOUSING
                                    GROUP, INC.


                                    By: /s/ Abraham D. Gosman
                                       -----------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized


                                    CHANCELLOR OF ABINGTON, INC.


                                    By: /s/ Abraham D. Gosman
                                       -----------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                       -----------------------------------
                                        Name: David B. Currie
                                        Title: Senior Vice President
                                        hereunto duly authorized

                                    EXHIBIT A
                                    ---------

                                    EXHIBIT B
                                    ---------

                                    EXHIBIT C
                                    ---------

--------------------------------------------------------------------------------
Property/Purchase Estimated Net   Amount Paid to  Initial        Additional
Agreement         Sale Proceeds   Chancellor for  Amount to CMDC Amount Due to
                                  Acquisition of                 CMDC
                                  Property/
                                  Purchase
                                  Agreements
--------------------------------------------------------------------------------
Bayport, NY       484,924         0               484,924        191,786
--------------------------------------------------------------------------------
Braedenton, FL    784,148         562,567         221,581        0
--------------------------------------------------------------------------------
Dix Hills, NY     970,152         383,099         587,053        0
--------------------------------------------------------------------------------
Wellington, FL    613,921         0               613,921        264,279
--------------------------------------------------------------------------------
Abington, PA      776,534         463,931         312,603        0
--------------------------------------------------------------------------------
Avon, CT          180,894         85,894          95,000         0
--------------------------------------------------------------------------------
Haverford, CT     466,673         75,551          391,122        0
--------------------------------------------------------------------------------
Chicago, IL       532,746         0               532,746        95,768
(Thorek)
--------------------------------------------------------------------------------
Woodbridge, CT    373,929         253,929         120,000        0
--------------------------------------------------------------------------------
Easton, CT        1,386,915       1,115,231       271,264(1)     0
--------------------------------------------------------------------------------
Livingston, NJ    482,752         184,522         298,230        0
--------------------------------------------------------------------------------

      The "Amount Paid to Chancellor for Acquisition of Property/ Purchase Agreements" represents the amount paid by CareMatrix of Massachusetts, Inc. concurrent with this Agreement, and thus, upon disposition of the Properties to a third party, is to be retained by CareMatrix of Massachusetts, Inc. In addition, in the event the Actual Net Sale Proceeds received by CareMatrix of Massachusetts, Inc. with respect to a particular Property upon disposition to a third party exceeds the "Estimated Net Sale Proceeds" set forth above, such excess shall be first paid to CareMatrix of Massachusetts, Inc. to the extent of any "Additional Amount Due to CMDC" set forth above for such Property, and the balance to retained by CareMatrix of Massachusetts, Inc. and applied against the receivable due to CareMatrix of Massachusetts, Inc. and its affiliates from the Chancellor Entities and their affiliates as a reduction of such receivable. In the event the Actual Net Sale Proceeds received by CareMatrix of Massachusetts, Inc. with respect to a particular Property upon disposition is less than the "Estimated Net Sale Proceeds" set forth above, such shortfall shall be added to the receivable due to CareMatrix of Massachusetts, Inc. and its affiliates from the Chancellor Entities and their affiliates as an increase in such receivable.

      EXAMPLE NO. 1: If the Actual Net Sale Proceeds received by CareMatrix of Massachusetts, Inc. upon the disposition of the Bayport Property is $1,000,000, CareMatrix of Massachusetts, Inc. would retain $676,710 ($484,924 plus $191,786) for its own account, and $323,290 would be retained by CareMatrix of Massachusetts, Inc. and applied against the receivable due to CareMatrix of Massachusetts, Inc. and its affiliates from the Chancellor Entities and their affiliates as a reduction of such receivable.

----------
(1) CareMatrix of Massachusetts, Inc. shall be entitled to all amounts due to it under the note it holds from Gina Marie Blaze and Nancy Jo Creagh and the mortgage securing such note which encumbers the Easton, CT property.

      EXAMPLE NO. 2: If the Actual Net Sale Proceeds received by CareMatrix of Massachusetts, Inc. upon the disposition of the Bayport Property is $400,000, CareMatrix of Massachusetts, Inc. would retain all $400,000 for its own account, and $84,924 would be added to the receivable due to CareMatrix of Massachusetts, Inc. and its affiliates from the Chancellor Entities and their affiliates as an increase in such receivable.

      EXAMPLE NO. 3: If the Actual Net Sale Proceeds received by CareMatrix of Massachusetts, Inc. upon the disposition of the Braedenton Property is $1,000,000, CareMatrix of Massachusetts, Inc. would retain $784,148 ($562,567 plus $221,581) for its own account, and $215,852 would be retained by CareMatrix of Massachusetts, Inc. and applied against the receivable due to CareMatrix of Massachusetts, Inc. and its affiliates from the Chancellor Entities and their affiliates as a reduction of such receivable.

                                    EXHIBIT D
                                    ---------

--------------------------------------------------------------------------------
Property/Purchase    Accounts Payable    Estimated New       Land Cost Net of
Agreement                                Capital             Deposits
--------------------------------------------------------------------------------
Bayport, NY          165,076             75,000              1,125,000
--------------------------------------------------------------------------------
Braedenton, FL       80,852              75,000              910,000
--------------------------------------------------------------------------------
Dix Hills, NY        194,848             75,000              1,940,000
--------------------------------------------------------------------------------
Wellington, FL       147,113             75,000              2,248,966
--------------------------------------------------------------------------------
Abington, PA         73,466              50,000              (lease deposits,
                                                             extension payments
                                                             and rent payments
                                                             as of the date of
                                                             disposition)
--------------------------------------------------------------------------------
Avon, CT             134,106             90,000              1,635,000
--------------------------------------------------------------------------------
Haverford, CT        23,327              50,000              1,975,000
--------------------------------------------------------------------------------
Chicago, IL (Thorek) 292,254             75,000              (lease deposits,
                                                             extension payments
                                                             and rent payments
                                                             as of the date of
                                                             disposition)
--------------------------------------------------------------------------------
Woodbridge, CT       30,071              50,000              1,396,000
--------------------------------------------------------------------------------
Easton, CT           5,586               50,000              4,232,500
--------------------------------------------------------------------------------
Livingston, NJ       17,248              50,000              2,250,000
--------------------------------------------------------------------------------